UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2007

PREMIER WEALTH MANAGEMENT, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-104631	43-1988542
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Them. Dervis Street, 3rd Floor, CY-1066 Nicosia, Cyprus
(Address of principal executive offices)

011-352 2630 1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

On December 10, 2007 the Company issued a press release providing a shareholder update relating to the Company’s continued negotiation with Protrust Financial Services and the Company’s scheduled hearing with the NASDAQ OTCBB on Thursday, December 13, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed with this Report:

Exhibit Number	Description

99.1	Press Release of the Company, dated December 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 11, 2007		PREMIER WEALTH MANAGEMENT, INC.
(Registrant)

	By:	/s/ Nigel Gregg
Nigel Gregg
Chief Executive Officer